Exhibit 10.10

AGREEMENT CONCERNING REGISTRATION RIGHTS
_________________

Each of the undersigned securityholders (the “Selling Stockholders”) of Molycorp, Inc., a Delaware corporation (the “Company”), is a party to the Registration Rights Agreement, dated as of April 15, 2010 (the “Agreement”), by and among Resource Capital Fund IV L.P., a Cayman Island limited partnership, Resource Capital Fund V L.P., a Cayman Island limited partnership, PP IV Mountain Pass II, LLC, a Delaware limited liability company, PP IV MP AIV 1, LLC, a Delaware limited liability company, PP IV MP AIV 2, LLC, a Delaware limited liability company, PP IV MP AIV 3, LLC, a Delaware limited liability company, TNA Moly Group LLC, a Delaware limited liability company, MP Rare Company LLC, a Delaware limited liability company, and KMSMITH LLC, a Delaware limited liability company.  Terms used herein but not otherwise defined herein are used as defined in the Agreement.

On January 24, 2011, the Company filed a registration statement on Form S-1, Registration No. 333-171827 (as the same may be amended or supplemented, the “Registration Statement”), with respect to an underwritten offering of convertible preferred stock by the Company and an offering of common stock of the Company by the Selling Stockholders, in each case registered under the Securities Act of 1933 (such offerings, collectively, the “Public Offering”).

For good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, each of the undersigned hereby agrees as follows:

1.           Each of the undersigned hereby waives any written notice required to be provided by the Company pursuant to Section 3(a) of the Agreement in connection with the filing of the Registration Statement and the Public Offering.

2.           Notwithstanding the provisions of the Agreement, the Selling Stockholders acknowledge that the Company is providing the Selling Stockholders the opportunity to sell Registrable Securities in the Public Offering and agree that they will jointly advise the Company of the number of Registrable Securities that each will elect have included in the Registration Statement and Public Offering a reasonable amount of time prior to the commencement of the Public Offering.

3.           Each of the undersigned covenants and agrees to execute such instruments and perform such acts as shall be necessary to carry out the terms of this waiver and which are consistent with the Agreement.

4.           Each of the undersigned agrees that, except as expressly provided in Section 2 an 3 above, this instrument shall not be construed as a waiver or amendment of the terms and provisions of the Agreement.

5.           This instrument and the rights and obligations of the undersigned with respect to this instrument shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to its conflict of laws provisions.

6.           This instrument may be executed in counterparts, and will be effective when a counterpart hereof has been executed and dated by each of the undersigned.

IN WITNESS WHEREOF, each of the undersigned, intending to be legally bound hereby, has duly executed this instrument as of the date(s) set forth below.

RESOURCE CAPITAL FUND IV L.P.

By:	Resource Capital Associates IV L.P.,
General Partner

By:	RCA IV GP L.L.C., General Partner

By:	/s/ Brian T. Dolan
Name: Brian T. Dolan
Title: Partner
Dated:

RESOURCE CAPITAL FUND V L.P.

By:	Resource Capital Associates V L.P.,
General Partner

By:	RCA V GP Ltd., General Partner

By:	/s/ Brian T. Dolan
Name: Brian T. Dolan
Title: Partner
Dated:

PP IV MOUNTAIN PASS II, LLC

By:	Pegasus Investors IV L.P.,
Managing Member

By:	/s/ Alec Machiels
Name: Alec Machiels
Title: Authorized Person
Dated:

PP IV MP AIV 1, LLC

By:	Pegasus Investors IV L.P.,
Managing Member

By:	/s/ Alec Machiels
Name: Alec Machiels
Title: Authorized Person
Date:

PP IV MP AIV 2, LLC

By:	Pegasus Investors IV L.P.,
Managing Member

By:	/s/ Alec Machiels
Name: Alec Machiels
Title: Authorized Person
Date:

PP IV MP AIV 3, LLC

By:	Pegasus Investors IV L.P.,
Managing Member

By:	/s/ Alec Machiels
Name: Alec Machiels
Title: Authorized Person
Date:

TNA MOLY GROUP LLC

By:	/s/ Mark S. Kristoff
Name: Mark S. Kristoff
Title: Managing Member
Date:

KMSMITH LLC

By:	/s/ Mark A. Smith
Name: Mark A. Smith
Title: Managing Director
Dated:

MOLYCORP, INC.

By:	/s/ Mark A. Smith
Name: Mark A. Smith
Title: Chief Executive Officer and President